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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                 ----------------------------------------------

                                    FORM 8-K

                                 Current Report
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 26, 2004

                                CUNO INCORPORATED
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------

                 (State or other jurisdiction of incorporation)

           000-21109                                      06-1159240
           ---------                                      ----------
   (Commission File Number)                    (IRS Employer Identification No.)

           400 Research Parkway
           MERIDEN, CONNECTICUT                              06450
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 (Address of principal executive offices)                  (Zip Code)

                                 (203) 237-5541
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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                           FORWARD LOOKING INFORMATION

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Also, we want to provide stockholders and investors with more meaningful and useful information and, therefore, this report may describe our beliefs regarding business conditions and the outlook for the Company, which reflects currently available information. These forward looking statements are subject to risks and uncertainties which, as described in the Company's reports filed with the Securities and Exchange Commission, could cause the Company's actual results or performance to differ materially from those expressed herein. The Company assumes no obligation to update the information contained in this report.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

On May 26, 2004 CUNO Incorporated announced that it has entered into a definitive merger agreement to acquire WTC Industries (WTC). WTC, through its PentaPure Operating subsidiary, manufactures water filtration systems and replacement filter cartridges for point-of-use water filtration systems. WTC is based in Eagan, MN and currently employes approximately 220 people. Under the terms of the transaction, WTC stockholders will receive $39.87 in cash for each WTC share outstanding. WTC option and warrant holders will receive a cash payment based on the difference between $39.87 per share and the exercise price of their options and warrants. CUNO will assume WTC's outstanding debt of approximately $9.5 million resulting in a total transaction value of approximately $110 million. This transaction is subject to the affirmative vote of WTC's shareholders as well as the satisfaction of customary conditions and applicable regulatory approvals and is expected to be completed during the third quarter of CUNO's 2004 fiscal year.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable

    (c) Exhibits

              99.1 Agreement and Plan of Merger, dated as of May 26, 2004, among CUNO Incorporated, Minnie Acquisition Inc. and WTC Industries, Inc.

              99.2 Press Release issued May 26, 2004

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ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.2 is the text of CUNO Incorporated's announcement regarding the definitive merger agreement to acquire WTC Industries (WTC).

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date May 26, 2004

CUNO Incorporated

By /s/ Mark G. Kachur
   -----------------
Mark G. Kachur
Chairman of the Board of Directors,
President and Chief Executive Officer

By /s/ Frederick C. Flynn, Jr.
   ---------------------------
Frederick C. Flynn, Jr.
Senior Vice President -
Finance and Administration,
Chief Financial Officer,
and Assistant Secretary

                                       4
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                                CUNO INCORPORATED
                                  EXHIBIT INDEX

Exhibit Number                                               Description
--------------                                               -----------
     99.1                       Agreement and Plan of Merger, dated as of May 26, 2004, among CUNO
                                Incorporated, Minnie Acquisition Inc. and WTC Industries, Inc.

     99.2                       Press Release issued May 26, 2004

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